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                                                                     EXHIBIT 4.2

                              CERTIFICATE OF TRUST
                                       OF
                             TIME WARNER CAPITAL II

          This Certificate of Trust of Time Warner Capital II (the "Trust"), dated August 2, 1995, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).
                     -- ----

          1.  Name.  The name of the business trust formed hereby is Time Warner
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Capital II.

          2.  Delaware Trustee.  The name and business address of the trustee of
              -----------------
the Trust with a principal place of business in the State of Delaware is First Chicago Delaware Inc., 1201 Market Street, Suite 1401, Wilmington, Delaware 19801.

          3.  Effective Date. This Certificate of Trust shall be effective as of
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its filing.


          IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                              THE FIRST NATIONAL BANK OF
                              CHICAGO, as trustee,

                                by
                                  --------------------------
                                  Name:  Melissa G. Weisman
                                  Title:  Assistant Vice President


                              FIRST CHICAGO DELAWARE INC.,
                              as Delaware Trustee,

                                by
                                  --------------------------
                                  Name:  Melissa G. Weisman
                                  Title:  Assistant Vice President
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                                                                               2

                                by
                                  -------------------------
                                  John A. LaBarca,
                                       as trustee

                                by
                                  -------------------------
                                  Philip R. Lochner, Jr.,
                                       as trustee

                                by
                                  -------------------------
                                  Thomas W. McEnerney,
                                       as trustee